UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)

 OF THE SECURITIES EXCHANGE ACT OF 1934

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☐ Preliminary Proxy Statement

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☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to Rule 240.14a-12

FUTURE FINTECH GROUP INC.

(Name of Registrant as Specified In Its Charter)

________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Future FinTech Group Inc.

16F, China Development Bank Tower

No.2, Gaoxin 1st Road

Xi’an, Shaanxi, China 710075

LETTER FROM THE CHIEF EXECUTIVE OFFICER

Dear Shareholder:

You are cordially invited to attend the 2017 Annual Meeting of Shareholders of Future FinTech Group Inc., a Florida corporation (the “Company” or “Future FinTech”), which will be held at our principal executive offices, located at 16F, China Development Bank Tower, No.2, Gaoxin 1st Road, Xi’an, Shaanxi, China, on Thursday, December 28, 2017, at 10:00 A.M., local time.

The Notice of Annual Meeting of Shareholders and Proxy Statement describe the formal business to be transacted at the annual meeting. Our directors and officers will be present to respond to appropriate questions from shareholders.

Whether or not you plan to attend the meeting, please vote as soon as possible. You can vote by returning the proxy card in the enclosed postage-prepaid envelope. This will ensure that your shares will be represented and voted at the meeting, even if you do not attend. If you attend the meeting, you may revoke your proxy and personally cast your vote. Attendance at the meeting does not of itself revoke your proxy.

/s/ Hongke Xue
Hongke Xue Chief Executive Officer November 6, 2017 Xi’an, China

FUTURE FINTECH GROUP INC.

16F, China Development Bank Tower,

No. 2 Gaoxin 1st Road

Xi’an, Shaanxi, China 710075

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be Held Thursday, December 28, 2017

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Future FinTech Group Inc., a Florida corporation (the “Company” or “Future FinTech”), will be held at our principal executive offices, located at 16F, China Development Bank Tower, No.2, Gaoxin 1st Road, Xi’an, Shaanxi, China, on Thursday, December 28, 2017, at 10:00 A.M., local time, for the following purposes, as set forth in the attached Proxy Statement:

(1)	To elect five directors to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualified;

(2)	To ratify the Audit Committee’s selection of the independent registered public accounting firm for the fiscal year ending December 31, 2017; and

(3)	To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors of the Company (the “Board of Directors” or the “Board”) has fixed the close of business on October 31, 2017 as the record date for determining the shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment and postponements thereof (the “Record Date”).

After careful consideration, the Board of Directors recommends a vote IN FAVOR OF the nominees for director named in the accompanying proxy statement, and a vote IN FAVOR OF the ratification of the Audit Committee’s selection of the independent registered public accounting firm.

Shareholders are cordially invited to attend the Annual Meeting in person. Whether you plan to attend the Annual Meeting or not, please complete, sign and date the enclosed Proxy Card and return it without delay in the enclosed postage-prepaid envelope. If you do attend the Annual Meeting, you may withdraw your Proxy and vote personally on each matter brought before the meeting.

By Order of the Board of Directors

/s/ Hongke Xue
Hongke Xue Chief Executive Officer November 6, 2017 Xi’an, China

IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO MARK, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID RETURN ENVELOPE. SIGNING AND RETURNING A PROXY WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE MEETING.

THANK YOU FOR ACTING PROMPTLY

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held Thursday, December 28, 2017. This Proxy Statement and our 2016 Annual Report to Shareholders are available at http://www.ftft.top, which does not have “cookies” that identify visitors to the site.

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS OF

FUTURE FINTECH GROUP INC.

To be Held on Thursday, December 28, 2017

The Board of Directors of Future FinTech Group Inc., a Florida corporation (“Future FinTech” or the “Company”), is soliciting proxies for the Annual Meeting of Shareholders of the Company (the “Annual Meeting”) to be held at our principal executive offices, located at 16F, China Development Bank Tower, No.2, Gaoxin 1st Road, Xi’an, Shaanxi, China, on Thursday, December 28, 2017, at 10:00 A.M., local time, and at any adjournments thereof. You are receiving a proxy statement because you own shares of the Company’s common stock that entitle you to vote at the Annual Meeting. By use of a proxy, you can vote whether or not you attend the Annual Meeting. The proxy statement describes the matters we would like you to vote on and provides information on those matters so you can make an informed decision.

Purposes of the Annual Meeting

The purpose of the Annual Meeting is to: (i) elect as directors the five nominees named in this proxy statement; (ii) ratify the Audit Committee’s selection of independent registered public accounting firm; and (iii) conduct such other business as may properly come before the Annual Meeting. This Proxy Statement and the enclosed proxy card are intended to be mailed to shareholders on or about November 9, 2017.

Record Date and Voting Securities

The Board of Directors fixed the close of business on October 31, 2017 (the “Record Date”) as the record date for shareholders entitled to notice of and to vote at the Annual Meeting. As of that date, there were 5,173,187 shares of the Company’s common stock (the “Common Stock”) outstanding and entitled to vote, the holders of which are entitled to one vote per share.

Quorum

A quorum is the minimum number of shares required to hold a meeting. A majority of the shares of our common stock issued and outstanding and entitled to vote must be represented in person or by proxy at the meeting to establish a quorum. Both abstentions and broker non-votes are counted as present for determining the presence of a quorum. Broker non-votes, however, are not counted as shares present and entitled to be voted with respect to the matter on which the broker has not voted. Thus, broker non-votes will not affect the outcome of any of the matters to be voted on at the Annual Meeting. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received voting instructions from the beneficial owner and (2) the broker lacks discretionary voting power to vote such shares.

Voting Generally

Holders of record of shares of the Company’s Common Stock as of the Record Date are entitled to one vote per share on each matter to be considered and voted upon at the Annual Meeting. As of the Record Date, there were 5,173,187 shares of Common Stock issued, outstanding and entitled to be voted, which were held by approximately 70 holders of record.

Our Second Amended and Restated Articles of Incorporation state that there is no cumulative voting in the election of directors. The affirmative vote of the holders of shares of Common Stock representing a plurality of the votes cast at the Annual Meeting at which a quorum is present is required for the election of the directors listed below. Abstentions and non-votes will be counted for purposes of determining the presence of a quorum, but will not be counted as a vote for the election as a director of any nominee.

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Votes cast in person or by proxy at the Annual Meeting will be tabulated at the Annual Meeting. All valid, unrevoked proxies will be voted as directed. In the absence of instructions to the contrary, properly executed proxies will be voted (i) for the election of each of the nominees for director set forth herein, and (ii) for the ratification of Wang Certified Public Accountant, P.C., as our independent registered public accounting firm.

If any matters other than those addressed on the proxy card are properly presented for action at the Annual Meeting, the persons named in the proxy card will have the discretion to vote on those matters in their best judgment, unless authorization is withheld.

Many of our shareholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own names. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Shareholder of Record. If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer, you are considered the shareholder of record with respect to those shares. As a shareholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting. As the shareholder of record, you may vote in person at the Annual Meeting or vote by proxy using the accompanying proxy card. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote in person even if you have already voted by proxy.

By Mail — shareholders must request a paper copy of the proxy materials to receive a proxy card and follow the instructions given for mailing. A paper copy of the proxy materials may be obtained by logging onto [www.proxyvote.com] and following the instructions given. To vote using the proxy card, simply print the proxy card, complete, sign and date it and return it promptly to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717. In the alternative, the proxy card can be mailed directly to the Company: Corporate Secretary at 16F, China Development Bank Tower, No.2, Gaoxin 1st Road, Xi’an, Shaanxi, China, 710075.

Online – shareholders may submit a proxy online using the website listed on the proxy card. Please have your proxy card in hand when you log onto the website. Online voting facilities will close and no longer be available on the date and time specified on the proxy card.

In Person — shareholders may vote in person at the Annual Meeting. To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive. The Board recommends that you vote using one of the other voting methods, given that it is not practical for most stockholders to attend the Annual Meeting.

Please note that the notice letter you received directing you to the website at which the proxy materials are available is not the proxy card and should not be used to submit your vote.

If you do not return a signed proxy card, vote online or attend the meeting and vote in person, your shares will not be voted. Shares of our common stock represented by properly executed proxies that are received by us and are not revoked will be voted at the Annual Meeting in accordance with the instructions contained therein. If you return a signed and dated proxy card and instructions are not given, such proxies will be voted FOR the election of each nominee for director named herein, and FOR ratification of the selection of Wang Certified Public Accountant, P.C., as our independent registered public accounting firm. In addition, we reserve the right to exercise discretionary authority to vote proxies, in the manner determined by us, in our sole discretion, on any matters brought before the Annual Meeting for which we did not receive adequate notice under the proxy rules promulgated by the Securities and Exchange Commission (“SEC”).

Beneficial Holder. If your shares are held in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of the shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee who is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker on how to vote and are also invited to attend the meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the meeting. Your broker or nominee has enclosed a proxy card for your use.

Required Vote

The nominees for election as directors at the Annual Meeting will be elected by a plurality of the votes cast at the meeting. This means that the director nominee with the most votes for a particular slot is elected for that slot. Votes withheld from one or more director nominees will have no effect on the election of any director from whom votes are withheld. The approval of each of the other proposals require the affirmative vote of a majority of the shares represented at the meeting and entitled to vote on that proposal.

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If you are a beneficial owner and do not provide the shareholder of record with voting instructions, your shares may constitute “broker non-votes.” A “broker non-vote” occurs when a bank, broker or other holder of record holding shares for a beneficial owner does not vote on a particular proposal because that holder does not have discretionary voting power and has not received instructions from the beneficial owner.

Under applicable regulations, if a broker holds shares on your behalf, and you do not instruct your broker how to vote those shares on a matter considered “routine,” the broker may generally vote your shares for you. A “broker non-vote” occurs when a broker has not received voting instructions from you on a “non-routine” matter, in which case the broker does not have authority to vote your shares with respect to such matter. Rules that govern how brokers vote your shares have recently changed. Unless you provide voting instructions to a broker holding shares on your behalf, your broker may no longer use discretionary authority to vote your shares on any of the matters to be considered at the Annual Meeting other than the ratification of our independent registered public accounting firm. Please vote your proxy so your vote can be counted.

Unless otherwise required by the Company’s Second Amended and Restated Articles of Incorporation, as amended, Bylaws, the Florida Business Corporation Act, or by other applicable law, any other proposal that is properly brought before the Annual Meeting will require approval by the affirmative vote of a majority of all votes cast at the Annual Meeting. With respect to any such proposal, neither abstentions nor broker non-votes will be counted as votes cast for purposes of determining whether the proposal has received sufficient votes for approval.

Directors and executive officers of the Company beneficially hold approximately 2,337,155 shares of Company Common Stock, or 45.2% of all the votes entitled to be cast at the Annual Meeting.

Deadline for Voting by Proxy

In order to be counted, votes cast by proxy must be received prior to the Annual Meeting.

Revocability of Proxies

Shareholders are requested to date, sign and return the enclosed proxy card to make certain their shares will be voted at the Annual Meeting. Any proxy given may be revoked by the shareholder at any time before it is voted by delivering written notice of revocation to the Secretary of the Company, by filing with the Secretary of the Company a proxy bearing a later date, or by attending the Annual Meeting and voting in person. All proxies properly executed and returned will be voted in accordance with the instructions specified thereon.

Householding

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy materials with respect to two or more shareholders sharing the same address by delivering a single set of proxy materials. This process, which is commonly referred to as “householding,” potentially results in extra convenience for shareholders and cost savings for companies. The Company has adopted the SEC-approved “householding” procedure.

Upon written or oral request, the Company will deliver promptly a separate copy of the Notice of Annual Meeting of Shareholders to any shareholder at a shared address to which the Company delivered a single copy of any of these documents. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of proxy materials, you may:

●	Send a written request to the Company’s Corporate Secretary at 16F, China Development Bank Tower, No.2, Gaoxin 1st Road, Xi’an, Shaanxi, China, 710075, or call 86-29-81878277 if you are a shareholder of record; or

●	Notify your broker, if you hold your common shares under street name.

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If you are receiving more than one copy of the proxy materials at a single address and would like to participate in householding, please contact the Company using the mailing address and phone number above. Shareholders who hold shares in street name may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

Future FinTech Information

Our principal executive offices are located at 16F, China Development Bank Tower, No.2, Gaoxin 1st Road, Xi’an, Shaanxi, China, 710075. The telephone number of our principal offices is 86-29-81878277.

PROPOSAL 1 – ELECTION OF BOARD OF DIRECTORS

Directors

Based on the Company’s nominations process, a majority of the independent members of the Board shall recommend to the Board for nomination by the Board such candidates as said majority of the independent directors, in the exercise of their judgment, have found to be well qualified and willing and available to serve. A majority of our independent directors of the Board has recommended and the Board has nominated the persons listed below for election to the Board at the Annual Meeting, to hold office until the next Annual Meeting and until their respective successors are elected and qualified. It is not contemplated that any of the nominees will be unable or unwilling to serve as a director, but, if that should occur, the persons designated as proxies will vote in accordance with their best judgment. In no event will proxies be voted for a greater number of persons than the number of nominees named in this Proxy Statement.

All shares represented by valid proxies, and not revoked before they are exercised, will be voted in the manner specified therein. If a valid proxy is submitted but no vote is specified, the Proxy will be voted FOR the election of each of the five nominees for election as directors. Please note that your broker will not be permitted to vote on your behalf on the election of directors unless you provide specific instructions by completing and returning the voting instruction form. For your vote to be counted, you will need to communicate your voting decisions to your broker or other nominee before the date of the Annual Meeting or obtain a legal proxy to vote your shares at the meeting. Although all nominees are expected to serve if elected, if any nominee is unable to serve, then the persons designated as proxies will vote for the remaining nominees and for such replacements, if any, as may be nominated by our Board, who currently serves the functions of a nominating committee as the Board does not have a standing nominating committee. Proxies cannot be voted for a greater number of persons than the number of nominees specified herein (five persons). Cumulative voting is not permitted.

The affirmative vote of the holders of shares of Common Stock representing a plurality of the votes cast at the Meeting at which a quorum is present is required for the election of the directors listed below.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL FIVE NOMINEES LISTED BELOW.

The following sets forth the information regarding our director nominees as of October 31, 2017, including the names of each of the five nominees for election as a director, such person’s position, age, the year such person became a director of the Company, and additional biographical data.

Name	Age	Position	Service From
Hongke Xue (1)	44	Chairman, Chief Executive Officer and Director	February, 2013
Yongke Xue (2)	49	Director	February, 2008
Johnson Lau (3)	43	Director (Independent)	December, 2014
Guolin Wang (3)	54	Director (Independent)	April, 2008
Fuyou Li (3)	63	Director (Independent)	May, 2015

(1)	On September 2, 2016, the Board appointed Hongke Xue to serve as the Chief Executive Officer of the Company and Chairman of the Board. Mr. Hongke Xue previously served as the Company’s Chief Executive Officer and Chairman from February 18, 2013 to December 24, 2014. Mr. Hongke was reappointed as the Company’s Chief Executive Officer and Chairman on September 2, 2016.

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(2)	On September 2, 2016, Mr. Yongke Xue resigned from his position as the Chief Executive Officer of the Company and Chairman of the Board of the Directors of the Company. Mr. Yongke Xue was appointed Chief Executive Officer and Chairman of the Board on December 24, 2014, and resigned as Chief Executive Officer and Chairman of the Company on September 2, 2016.

(3)	Member of the Audit Committee and Compensation Committee of the Board.

Hongke Xue, Chairman of the Board of Directors and Chief Executive Officer

Mr. Hongke Xue is a brother of Mr. Yongke Xue, the Company’s former Chairman and Chief Executive Officer. On September 2, 2016, the Board appointed Hongke Xue to serve as the Chief Executive Officer of the Company and Chairman of the Board. He previously served as our Chief Executive Officer of the Company from February 18, 2013 to December 24, 2014, and the chairman of the Board of Directors and the Chief Executive Officer of SkyPeople Juice Group Co., Ltd., a 73.42% indirectly owned operating subsidiary of the Company (“SkyPeople (China)”), since 2003. Mr. Xue has been serving as our director since February 18, 2013. The Company is a holding company and conducts its business substantially through its subsidiaries and branch offices in China. Prior to that, Mr. Xue served as the Chief Executive Officer of Tangshan Fengyuan Metal Products, a sino-foreign joint venture, from March 2002 to March 2003. Prior to that, he served as the general manager of Baoji Industrial Products Co., Ltd., a wholly foreign owned enterprise, from April 2001 to March 2002, and deputy general manager of Shaanxi DePu Industry and Trade Co., Ltd. from October 1997 to April 2001. Mr. Xue received a bachelor degree in business management from Lanzhou University of Finance and Economics in July 1995. Mr. Xue’s experience in management and corporate development and his experience with fruit juice industry, the development and sale of products will enable him to provide effective leadership to continue to grow the Company’s business. The Board believes that Mr. Xue’s experience in the Company’s business operations are crucial to the success of the Company.

Yongke Xue

Mr. Yongke Xue served as our Chief Executive Officer from February 26, 2008 to February 18, 2013. Mr. Xue was reappointed the Chief Executive Officer on December 24, 2014. On September 2, 2016, Mr. Yongke Xue, resigned from his position as the Chief Executive Officer of the Company and Chairman of the Board of the Directors of the Company. Mr. Yongke Xue remains as a director of the Board.  Mr. Yongke Xue has served as the director of SkyPeople (China) since December 2005. Mr. Xue served as the general manager of Hede from December 2005 to June 2007. Prior to that, he served as the business director of the investment banking division of Hualong Securities Co., Ltd. from April 2001 to December 2005. He also acted as the vice general manager of Shaanxi Huaye Foods Co., Ltd. from July 1998 to March 2001. Mr. Xue graduated from Xi’an Jiaotong University with an MBA in 2000. Mr. Xue graduated with a Bachelor’s degree in Metal Material & Heat Treatment from National University of Defense Technology in July 1989. The Board believes that Mr. Xue’s vision, leadership and extensive knowledge of the Company is essential to the development of its strategic vision.

Guolin Wang

Mr. Wang has been serving as one of our directors since April 7, 2008. Mr. Wang has served as a director of SkyPeople (China) since October 2005. Since 1996 he has been a professor in the Finance Department of the Management School and in the Economics and Finance School of Xi’an Jiaotong University. He previously served as the director and chairman of Xi’an Changtian Environmental Protection Engineering Co., Ltd. from February 2006 to June 2007. Mr. Wang graduated with a Bachelor of Science in Electronics & Telecommunication from Xi’an Jiaotong University in July 1983. In July 1987, he attained a Master’s degree in Management Science and Engineering. He graduated with a Doctorate degree in Management and Science and Engineering from Xi’an Jiaotong University’s School of Economics & Finance in 2006. The Board believes that Mr. Wang’s strong experience in engineering is important to the Company’s business operations.

Fuyou Li

On May 8, 2015, the Company’s Board of Directors appointed Mr. Fuyou Li as a member of the Company’s Board of Directors effective as of that date. The Board of Directors also appointed Mr. Li as a member of both audit committee and compensation committee. Mr. Li graduated from Xi’an Jiaotong University with a doctor’s degree in economics. He has taught international finance as a professor in Xi’an Jiaotong University for the past 6 years. In determining that Mr. Li should serve on the Company’s Board of Directors, the Board considered, among other qualifications, his professional background and expertise in international finance.

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Johnson Lau

On December 23, 2014, the Board appointed Johnson Lau as a member of the Board of Directors of the Company and also the Chairman of Audit committee. Mr. Lau is entitled for US$25,000 per annum as compensation for his service as director the Company and Chairman of Audit Committee of the Board.

Mr. Lau is the Chief Financial Officer of China Golden Classic Group Limited (“China Golden”), a company listed in Hong Kong Stock Exchange Limited (HKEX: 8281.HK). Mr. Lau is a Certified Public Accountant of the Hong Kong Institute of Certified Public Accountants and CPA Australia. Mr. Lau has over 20 years of experience in the accounting profession. Mr. Lau started his career in Deloitte in Hong Kong and Beijing from 1997 to 2004. Prior to joining China Golden in July 2015, Mr. Lau worked in various public companies in the United States and England as Director of Finance and CFO for over ten years. He holds a bachelor degree in commerce from Monash University, Australia. The Board believes that Mr. Lau’s extensive knowledge and experience in accounting and his public company experience is important to the Company’s internal controls and financial reporting and its status as a publicly traded company in the U.S.

CORPORATE GOVERNANCE

Pursuant to the Company’s Bylaws and the Florida Business Corporation Act, the Company’s business and affairs are managed under the direction of the Board. Directors are kept informed on the Company’s business through discussions with management, including the Chief Executive Officer and other senior officers, by reviewing materials provided to them and by participating in meetings.

Our Board meets on a regular basis during the year to review significant developments affecting us and to act on matters requiring Board approval. It also holds special meetings when an important matter requires Board action between scheduled meetings. Members of senior management regularly attend Board meetings to report on and discuss their respective areas of responsibility. The Board held fourteen regularly scheduled and special meetings during fiscal year 2016. All of the directors attended (in person or by telephone) all of the Board meetings and any meetings of committees of the Board on which they served during the fiscal year. Directors are expected to use their best efforts to be present at the shareholders annual meeting. All of our directors attended the December 29, 2016 shareholders annual meeting.

Independent Directors

The Company’s Common Stock is listed on the NASDAQ Global Market. NASDAQ requires that a majority of the Company’s directors be “independent,” as defined by the NASDAQ’s rules. Generally, a director does not qualify as an independent director if the director (or, in some cases, a member of the director’s immediate family) has, or in the past three years had, certain relationships or affiliations with the Company, its external or internal auditors, or other companies that do business with the Company. The Board of Directors has determined that a majority of the Company’s directors are independent directors under the NASDAQ rules. The Company’s independent directors are: Guolin Wang, Johnson Lau and Fuyou Li.

Our Board of Directors, which is elected by our shareholders, is our ultimate decision-making body, except with respect to those matters reserved to our shareholders. The Board selects the officers who are charged with the conduct of our business, and has responsibility for establishing broad corporate policies and for our overall performance. The Board is not involved in operating details on a day-to-day basis. The Board is advised of our business through regular reports and analyses and discussions with our principal executive officer and other officers.

Code of Ethics and Governance Program

We have adopted a code of business conduct and ethics that applies to all of our employees, officers and directors, including those officers responsible for financial reporting. Our code of business conduct and ethics is available on our website at www.ftft.top and may be found by first clicking on “Investors,” then “Corporate Governance” and then “Governance Documents.” We intend to disclose any amendments to the code, or any waivers of its requirements, on our website.

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Committees of the Board and Attendance at Meetings

The Board held fourteen regularly scheduled and special meetings during fiscal year 2016. All of the directors attended (in person or by telephone) all of the Board meetings and any meetings of committees of the Board on which they served during the fiscal year. Directors are expected to use their best efforts to be present at the shareholders annual meeting. All of our directors attended the December 29, 2016 shareholders annual meeting.

Audit Committee and Report of the Audit Committee

On April 25, 2008, the Board formed an audit committee. Messrs. Johnson Lau, Guolin Wang and Fuyou Li currently serve on the audit committee, which is chaired by Mr. Lau. Each member of the audit committee is “independent” as that term is defined in the rules of the SEC and within the meaning of such term as defined under the rules of the NASDAQ Global Market. The Board has determined that each audit committee member has sufficient knowledge in financial and auditing matters to serve on the audit committee. The audit committee held five meetings during fiscal year 2016. Our Board has determined that Mr. Lau is an “audit committee financial expert,” as defined under the applicable SEC rules. The audit committee has a written charter, which is available on the Company’s website at http://www.ftft.top.

Management is responsible for the Company’s internal controls and the financial reporting process. The independent accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”) and issuing reports thereon. The audit committee’s responsibility is to monitor these processes. The audit committee meets with management, the leader of the internal audit function, and the independent accounting firm to facilitate communication. In addition, the audit committee appoints the Company’s independent accounting firm and pre-approves all audit and non-audit services to be performed by the independent accounting firm.

In this context, the audit committee has discussed with the Company’s independent accounting firm the overall scope and plans for the independent audit. The audit committee reviewed and discussed the audited financial statements with management. Management represented to the audit committee that the Company’s consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). Discussions about the Company’s audited financial statements included the independent accounting firm’s judgments about the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The audit committee also discussed with the independent accounting firm the other matters required to be discussed by PCAOB Auditing Standard No. 16 (Communications with Audit Committees). The Company’s independent accounting firm provided to the audit committee the written disclosures and the letter required by the PCAOB, and the committee discussed the independent accounting firm’s independence with management and the independent accounting firm.

Based on: (i) the audit committee’s discussion with management and the independent accounting firm; (ii) the audit committee’s review of the representations of management; and (iii) the report of the independent accounting firm to the audit committee, the audit committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 filed with the SEC.

Compensation Committee

On April 25, 2008, the Board formed a compensation committee. Messrs. Johnson Lau, Guolin Wang and Fuyou Li currently serve on the compensation committee, which is chaired by Mr. Lau. Each member of the compensation committee is “independent” as that term is defined in the SEC rules and within the meaning of such term as defined under the rules of the NASDAQ Global Market, a “nonemployee director” for purposes of Section 16 of the Exchange Act and an “outside director” for purposes of Section 162(m) of the Tax Reform Act of 1986, as amended. No interlocking relationship exists between the Board or the compensation committee and the Board or compensation committee of any other company, nor has any interlocking relationship existed during the last fiscal year. The compensation committee held one meeting during fiscal year 2016. All of the members of the compensation committee attended that meeting. The compensation committee has a written charter, which is available on the Company’s website at http://www.ftft.top/.

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Our Board has delegated to the compensation committee the responsibility, among other things, to determine any and all compensation payable to our executive officers, including annual salaries, incentive compensation, long-term incentive compensation and any other compensation, and to administer our equity and incentive compensation plans applicable to our executive officers. Decisions regarding executive compensation made by the compensation committee are considered final and are not generally subject to Board review or ratification. Under the terms of its written charter, the compensation committee has the power and authority to delegate any of its duties and responsibilities to subcommittees as the compensation committee may deem appropriate in its sole discretion. Historically, the compensation committee has not generally delegated any of its duties and responsibilities to subcommittees, but rather has taken such actions as a committee, as a whole. Deliberations and decisions by the compensation committee concerning executive officers are made by the compensation committee, without the presence of the any executive officer of the Company.

Other Committees

The Board may on occasion establish other committees, as it deems necessary or required. We do not currently have a standing nominating committee, or a committee performing similar functions. The independent directors of our Board currently serve this function. Our directors believe that it is not necessary to have such committees, at this time, because the functions of such committees can be adequately performed by the Board. The Board will assess all candidates, whether submitted by management or shareholders, and make recommendations for election or appointment. There have been no material changes to the procedures by which security holders may recommend nominees to the Board.

Board Leadership Structure

Our Board of Directors is currently comprised of five members, including three independent directors who serve as members of our audit committee and compensation committee. Our Board leadership structure consists of a Chairman of the Board, who is also our CEO. Specifically, our Board of Directors is led by Mr. Hongke Xue, who has been serving as the Chairman of the Board since September 2016. Also, in his capacity as our Chief Executive Officer, Mr. Hongke Xue is able to draw on his intimate knowledge of the daily operations of the Company and its relationships with customers and employees. Calling upon this knowledge, Mr. Hongke Xue is able to utilize the in-depth focus and perspective gained in running the company to effectively and efficiently serve on our Board.

Board independence and oversight of the senior management of the Company are enabled by the presence of independent directors who have a wide range of expertise and skills and have oversight over critical functions of the Company, such as the review of business development, evaluation and compensation of executive management, the nomination of directors. We do not have a lead independent director. Our independent directors collectively provide additional strength and balance to our Board leadership structure.

Risk Management

The Chief Executive Officer and senior management are primarily responsible for identifying and managing the risks facing the Company under the oversight and supervision of the Board. The Chief Executive Officer reports to the Board of Directors regarding any risks identified and steps it is taking to manage those risks. In addition, the Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to risk in the areas of financial reporting and internal controls. The Compensation Committee assists the Board in fulfilling its oversight responsibilities with respect to risk in the area of compensation policies and practices. Other general business risks such as economic, regulatory and permitting are monitored by the full Board.

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Communications with Directors

Shareholders may communicate with the Board or to one or more individual members of the Board by writing Future FinTech Group Inc., 16F, China Development Bank Tower, No.2, Gaoxin 1st Road, Xi’an, Shaanxi, China, 710075, Attention: Corporate Secretary. As appropriate, communications received from shareholders are forwarded directly to the Board, or to any individual member or members, depending on the facts and circumstances outlined in the communication. The Board has authorized the Secretary, in her discretion, to exclude communications that are patently unrelated to the duties and responsibilities of the Board, such as spam, junk mail and mass mailings. In addition, material that is unduly hostile, threatening, illegal or similarly unsuitable will be excluded, with the provision that any communication that is filtered out by the Secretary pursuant to the policy will be made available to any non-management director upon request. Individual directors are not permitted to communicate with shareholders or others outside the Company unless they are deemed authorized persons under the Company’s corporate disclosure policy.

Compensation Committee Interlocks and Insider Participation

None of the Company’s executive officers has served as a member of a compensation committee, or other committee serving an equivalent function, of any other entity whose executive officers serve as a director of the Company or member of the Company’s compensation committee.

Family Relationships

Mr. Hongke Xue, our chairman of the board of directors and chief executive officer, is the brother of Mr. Yongke Xue, a director of the Company. There are no other family relationships between any executive officer or director of the Company.

Executive Officers

The following table sets forth as of October 31, 2017, the names, positions and ages of our current executive officers. Our officers are elected by the Board of Directors and their terms of office are, except to the extent governed by an employment contract, at the discretion of the Board of Directors.

Name	Age	Principal Occupation
Hongke Xue (1)	44	Chairman of the Board & Chief Executive Officer
Hanjun Zheng (2)	44	Interim Chief Financial Officer

(1)	On September 2, 2016, the Board appointed Hongke Xue to serve as the Chief Executive Officer of the Company and Chairman of the Board. Mr. Hongke Xue previously served as the Company’s Chief Executive Officer from February 18, 2013 to December 24, 2014. Mr. Hongke Xue was reappointed as the Company’s Chief Executive Officer on September 2, 2016.

(2)	Mr. Hanjun Zheng was appointed as our Interim Chief Financial Officer effective on November 27, 2015.

Hongke Xue

Mr. Hongke Xue’s biography is set forth above under the Section entitled “Board of Directors.”

Hanjun Zheng

Mr. Hanjun Zheng was appointed by the Board as Chief Financial Officer on November 27, 2015. Since December, 2009, Mr. Zheng has been serving as the Chief Financial Officer of SkyPeople Juice Group Co., Ltd. a company organized under the laws of China and a 73.42% indirectly-owned subsidiary of the Company. Mr. Zheng was the deputy general manager at Jingyang Branch of SkyPeople Juice Group Co., Ltd. from March, 2006 to November 2009. From May, 1994 to February, 2006, Mr. Zheng was the Financial Accounting Manager at Shaanxi Provincial Fruit Juice Processing Factory, a state-owned enterprise in Shaanxi, China. Mr. Zheng earned his bachelor degree in accounting by passing Chinese National Self-Examination in Financial Accounting in 1996. Mr. Zheng graduated from Shaanxi Technical College of Finance and Economics and received his junior college degree in Financial Accounting in 1994. Mr. Zheng received additional training in Advanced Business Management and Advanced Financial and Accounting Management at Jiaotong University in March, 2011 and July, 2012, respectively. There is no family relationship between Mr. Zheng and any of the Company’s directors and officers. The Board believes that Mr. Zheng’s strong experience in accounting and financial reporting of the actual operating business of the Company is important to the Company.

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Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act, requires that directors, certain officers of the Company and more than ten percent shareholders file reports of ownership and changes in ownership with the Commission as to the Company’s securities beneficially owned by them. Such persons are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of copies of such forms received by the Company, or on written representations from certain reporting persons, the Company believes that all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent shareholders were complied with during the fiscal year ended December 31, 2016, except for the following: Mr. Yongke Xue has not filed a Form 4 relating to those transactions described in the Schedule 13D/A filed by him with the SEC on July 20, 2016.

Involvement in Certain Legal Proceedings

None of our directors or executive officers has, during the past ten years:

➢	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

➢	had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

➢	been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

➢	been found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

➢	been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

➢	been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Review, Approval or Ratification of Transactions with Related Parties

On September 30, 2008, our Board of Directors approved a statement of policies and procedures with respect to related party transactions, which was amended on July 11, 2011. A copy of the amended and restated statement of policies and procedures is available on the Company’s website at http://www.ftft.top/.

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The statement of policies and procedures with respect to related party transactions, as amended, requires the audit committee to review the material facts of all interested transactions, as further described below, unless an exception applies, and either approve or disapprove of our entry into an interested transaction. If the audit committee’s advance approval of an interested transaction is not feasible, then such interested transaction shall be considered at the audit committee’s next regularly scheduled meeting and, if the audit committee determines it to be appropriate, then such interested transaction shall be ratified.

In determining whether to approve or ratify an interested transaction, the audit committee will take into account, among other factors it deems appropriate, whether the interested transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related party’s interest in the transaction, as described below. Pursuant to the statement of policies and procedures with respect to related party transactions, no director shall participate in any discussion or approval of an interested transaction for which he or she is a related party, except that such director shall provide all material information concerning the interested transaction to the audit committee. If an interested transaction is ongoing, the audit committee may establish guidelines for our management to follow in our ongoing dealings with the related party. Thereafter, the audit committee, on at least an annual basis, shall review and assess ongoing relationships with the related party to see that such related party is in compliance with the audit committee’s guidelines and that the interested transaction remains appropriate.

For purposes of the statement of policies and procedures with respect to related party transactions:

●	an “interested transaction” is a transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated under the Securities and Exchange Act of 1934, as amended, and

●	a “related party” has the meaning ascribed to the term “related person” under Item 404 of Regulation S-K promulgated under the Securities and Exchange Act of 1934, as amended.

Notwithstanding the foregoing, each of the following interested transactions shall be deemed to be pre-approved by the audit committee, even if the aggregate amount involved exceeds $50,000:

●	Employment of executive officers. Any employment of an executive officer if either (i) the related compensation is required to be reported in our proxy statement under Item 402 of the Commission’s compensation disclosure requirements generally applicable to “named executive officers” or (ii) the executive officer is not an immediate family member of another executive officer or director, the related compensation would be reported in our proxy statement under Item 402 of the Commission’s compensation disclosure requirements if the executive officer was a “named executive officer” and our compensation committee approved or recommended that the board of directors approve such compensation.

●	Director compensation. Any compensation paid to a director if the compensation is required to be reported in our proxy statement under Item 402 of the Commission’s compensation disclosure requirements.

●	Certain transactions with other companies. Any transaction with another company at which a related party’s only relationship is as an employee other than an executive officer, director or beneficial owner of less than 10% of that company’s shares, if the aggregate amount involved does not exceed 2% of that company’s total annual revenue.

●	Certain charitable contributions. Any charitable contribution, grant or endowment by us to a charitable organization, foundation or university at which a related party’s only relationship is as an employee other than an executive officer or a director, if the aggregate amount involved does not exceed the lesser of $50,000 or 2% of the charitable organization’s total annual receipts.

●	Transactions where all shareholders receive proportional benefits. Any transaction where the related party’s interest arises solely from the ownership of our Common Stock and all holders of our Common Stock received the same benefit on a pro rata basis, such as dividends.

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●	Transactions involving competitive bids. Any transaction involving a related party where the rates or charges involved are determined by competitive bids.

●	Regulated transactions. Any transaction with a related party involving the rendering of services as a common or contract carrier or public utility, at rates or charges fixed in conformity with law or governmental authority.

●	Certain banking-related services. Any transaction with a related party involving services as a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture or similar services.

Related Party Transactions since January 1, 2016

Sales

The company’s subsidiary sold fruit beverages to a related entity, Shaanxi Fullmart Convenient Chain Supermarket Co., Ltd. (“Fullmart”) for approximately $360,184 and $1,255,393 for the year ended December 31, 2016 and 2015, respectively. The sales to this related party were consistent with pricing and terms offered to third parties. The remained accounts receivable balances were $308,304 and $441,253 as of December 31, 2016 and 2015, respectively. Fullmart is a company indirectly owned by a member of our Board of Directors, Mr. Yongke Xue.

Long-term loan – related party

There were no short-term loans to a related party as of December 31, 2016.

On February 18, 2013, SkyPeople (China) entered into a loan agreement with SkyPeople International Holdings Group Limited (the “Lender”). The Lender indirectly holds 50.2% interest in the Company at the time of the loan agreement. Mr. Yongke Xue (“Y. K. Xue”), then the Chairman and Chief Executive Officer (“CEO”) of the Company and currently a Member of the Company’s Board of Directors (the “Board”) and Mr. Hongke Xue, our Chairman and CEO, indirectly and beneficially own 80.0% and 9.4% of the equity interest in the Lender, respectively. Pursuant to the Agreement, the Lender agreed to extend to the Company a one-year unsecured term loan with a principal amount of $8.0 million at an interest rate of 6% per annum. During 2013, the Company received $8.0 million from the Lender. In February 2014, both parties extended this loan for another two years under the original terms of the agreement.

On October 16, 2015, the Company entered into a Share Purchase Agreement with the Lender to sell 5,321,600 shares of the common stock of the Company (pre-Reverse Split Stock) at the price of $7,982,400, and which was paid by cancellation of the loan by the Lender. On March 10, 2016, the Lender canceled the loan and the shares were issued to the Lender.

Share Purchase Agreement

In connection with certain creditor’s rights acquisition agreements executed by the Company on November 2, 2017, and to provide funding for their consummation, on November 3, 2017, Future FinTech entered into a Share Purchase Agreement (the “Share Purchase Agreement”) with Mr. Zeyao Xue (“Xue”) pursuant to which Future FinTech agreed to sell 11,362,159 shares of its common stock (the “Shares”) to Xue for an aggregate purchase price of $16,437,248.50. The per share price for the Shares was determined using the average closing price quoted on the NASDAQ Global Market for the common stock of the Company over the three (3) trading days prior to the date of the Share Purchase Agreement (the “Purchase Price”). Under the terms of the Share Purchase Agreement, the Purchase Price may be adjusted upward if, on the third business day following the later of (i) the public disclosure of the execution of the Acquisition Agreements and (ii) the Company's filing of its Form 10-Q for the quarter ended September 30, 2017 (in each case, counting the date of disclosure as the first such day, provided that the applicable public disclosure is made prior to the close of trading on such date), the per share closing price of the Company’s common stock quoted on the NASDAQ Global Market (the “Disclosure Price”) is higher than the Purchase Price, in which case the Purchase Price shall be adjusted to the Disclosure Price (the “Adjusted Price”), and Xue shall pay to the Future FinTech an amount equal to (x) the difference between the Purchase Price and the Adjusted Price (y) multiplied by the number of Shares (the “Additional Amount”). If the Disclosure Price is lower than Purchase Price, no adjustment of the Purchase Price shall be made.

Xue currently beneficially owns 2,337,155 shares, or 45.2% of Future FinTech’s issued and outstanding common stock and Mr. Yongke Xue, a member of the Board of Directors of Future FinTech, is Xue’s father. The consummation of the Share Purchase Agreement is contingent on Future FinTech receiving shareholder approval at a Special Shareholders Meeting to increase its authorized common stock to 60,000,000 shares and the approval of the Shares issuance under Share Purchase Agreement by the shareholders of the Company.

The sale and issuance of the shares of our common stock to Xue pursuant to the Share Purchase Agreement is being made in reliance on the exemption from registration provided by Regulation S promulgated under the Securities Act of 1933, as amended.

SECURITY OWNERSHIP OF DIRECTORS, OFFICERS AND CERTAIN BENEFICIAL OWNERS OF FUTURE FINTECH GROUP INC.

The following table sets forth information concerning beneficial ownership of our Common Stock as of October 31, 2017 by:

●	each shareholder or group of affiliated shareholders who owns more than 5% of our Common Stock;

●	each of our named executive officers;

●	each of our directors; and

●	all of our directors and executive officers as a group.

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The following table lists the number of shares and percentage of shares beneficially owned based on 5,173,187 shares of our Common Stock outstanding as of October 31, 2017.

Beneficial ownership is determined in accordance with the SEC rules, and generally includes voting power and/or investment power with respect to the securities held. Shares of Common Stock subject to options and warrants currently exercisable or exercisable within 60 days of October 31, 2017 or issuable upon conversion of convertible securities which are currently convertible or convertible within 60 days of October 31, 2017 are deemed outstanding and beneficially owned by the person holding those options, warrants or convertible securities for purposes of computing the number of shares and percentage of shares beneficially owned by that person, but are not deemed outstanding for purposes of computing the percentage beneficially owned by any other person. Except as indicated in the footnotes to this table, and subject to applicable community property laws, the persons or entities named have sole voting and investment power with respect to all shares of our Common Stock shown as beneficially owned by them.

Unless otherwise indicated in the footnotes, the principal address of each of the shareholders, named executive officers, and directors below is c/o Future FinTech Group Inc., 16F, China Development Bank Tower, No. 2 Gaoxin 1st Road, Xi’an, Shaanxi Province, PRC 710075.

	Shares Beneficially Owned
Name of Beneficial Owner	Number	Percent
Directors, Named Executive Officers and 5% Shareholders
Yongke Xue (1)	2,337,155	45.2%
Hongke Xue	—	—
Guolin Wang	—	—
Hanjun Zheng	—	—
Fuyou Li	—	—
Johnson Lau	—	—
All current directors and executive officers as a group (6 persons)	2,337,155	45.2%
Zeyao Xue (2)	2,337,155	45.2%
	2,337,155	45.2%

(1)	Consists of (i) 665,200 shares owned by directly by SkyPeople International Holdings Group Limited (“SP International”), a Cayman Islands company, (ii) 1,488,570 shares owned directly by Golden Dawn International Limited, a British Virgin Islands company, (iii) 183,385 shares owned directly by China Tianren Organic Food Holding. Each of SP International, Golden Dawn International Limited and China Tianren Organic Good Holding are indirect subsidiaries of V.X. Fortune Capital Limited, a British Virgin Islands company. Yongke Xue is the sole director of each of (i) SP International and (ii) V.X. Fortune Capital Limited.

(2)	Mr. Zeyao Xue, the son of Yongke Xue, holds all of the issued and outstanding capital stock of Fancylight Limited, which is the indirect owner of those shares held by SP International, Golden Dawn International Limited and China Tianren Organic Food Holding. As such, Mr. Zeyao Xue shares beneficial ownership of his shares with Mr. Yongke Xue.

Potential Change in Control of the Company

On November 16, 2012, V.X. Fortune Capital Limited (“V.X.”), Vandi Investments Limited (“Vandi”), COFCO (Beijing) Agricultural Industrial Equity Investment Fund (“COFCO”) and Yongke Xue (the Company’s Chairman and Chief Executive Officer) entered into an Investment Agreement (“Investment Agreement”) pursuant to which V.X. (which is indirectly owned and controlled by Yongke Xue) issued a note(s) in the aggregate principal amount of $6,000,000 to Vandi and issued preferred shares to COFCO in exchange for $9,900,000. As reported by the Company on Form 8-K filed February 19, 2013, some portion of these proceeds were loaned to the Company’s wholly-owned subsidiary SkyPeople Juice Group Co., Ltd. In connection with the Investment Agreement, Golden Dawn and China Tianren (both indirectly wholly-owned and controlled by Yongke Xue) entered into a Share Charge Deed dated December 28, 2012 (“Vandi Share Charge Deed”) in favor of Vandi (the “Vandi Share Charge”) and a Share Charge Deed dated December 28, 2012 (“COFCO Share Charge Deed”) in favor of COFCO (the “COFCO Share Charge”, together with the Vandi Share Charge, the “Share Charges”, or each, a “Share Charge”). The Vandi Share Charge Deed and the COFCO Share Charge Deed (each, a “Share Charge Deed” and collectively, the “Share Charge Deeds”) are attached to the Schedules 13D/A filed January 4, 2013 as Exhibits 99.3 and 99.4, respectively, and are incorporated by reference in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 filed March 31, 2015 as Exhibits 10.34 and 10.35, respectively.

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As reported on Schedule 13D/A filed January 4, 2013, as security for the payment and discharge of the obligations under the Investment Agreement, pursuant to the Share Charge Deeds, Golden Dawn and China Tianren charged 1,650,464 shares of Company Common Stock (collectively, the “Charged Shares”) as follows: (i) Golden Dawn charged 1,467,079 shares of the Company’s Common Stock in favor of Vandi and COFCO; and (ii) China Tianren charged 183,385 shares of the Company’s Common Stock in favor of Vandi and COFCO. Also, the Share Charge Deeds provide that Golden Dawn is required to execute and deliver a share charge with respect to an additional 21,492 shares of Company Common Stock in the aggregate (“Additional Shares”) (10,746 shares and 10,746 shares in favor of Vandi and COFCO, respectively) within 10 business days of the date of a written notice issued by the applicable Charge. The Company understands that these Additional Shares have not been charged and have not been the subject of any Enforcement Notice (as defined below) as of the date of this Proxy Statement.

Under the terms of the Share Charge Deeds, each Share Charge becomes enforceable following the delivery of a written notice, given by the Charge (Vandi or COFCO, as applicable) to the chargors (Golden Dawn and China Tianren) after the occurrence of a continuing event of default stating that the Share Charge has become enforceable (“Enforcement Notice”). Following the delivery of an Enforcement Notice to the chargors, among other powers and authorities described in the Share Charge Deeds, the Charge is entitled to exercise or direct the exercise of the voting and other rights attached to the Charged Shares as it sees fit and to hold or dispose of all or any part of the Charged Shares.

An Enforcement Notice under the COFCO Share Charge Deed was delivered by COFCO to Golden Dawn and China Tianren on December 30, 2014, describing certain events of default that occurred under the COFCO Share Charge Deed and related investment documents. Although events of default likewise occurred under the Vandi Share Charge Deed, Vandi has not yet delivered an Enforcement Notice. After delivery of the Enforcement Notice by COFCO, the parties named in Enforcement Notice have engaged in negotiations regarding the appropriate exercise of rights under the investment documents. The Company understands that Vandi and COFCO have yet to make a formal, definitive determination to acquire control of the Charged Shares. Accordingly, in the beneficial ownership table set forth above, the Company lists Yongke Xue as the beneficial owner of the Charged Shares by virtue of his control of the Golden Dawn and China Tianren.

The Company believes that COFCO and Vandi intend to acquire ownership and control of the Charged Shares in accordance with the Share Charge Deeds, which would result in a change in ownership of 1,650,464 shares of Company Common Stock, representing approximately 31.9% of the issued and outstanding shares of Company Common Stock (COFCO would acquire control of 825,232 of the Charged Shares, representing 16% of the outstanding shares of Company Common Stock, and Vandi would acquire control of 825,232 of the Charged Shares, representing 16% of the outstanding shares of Company Common Stock). If the Additional Shares are charged and COFCO and Vandi acquire ownership and control of the Additional Shares under the terms of the applicable share charge documents, the aggregate shares acquired by COFCO and Vandi would increase from 31.9% to approximately 32.3%.

As reported on Schedule 13D/A filed on July 10, 2016, on that date Golden Dawn, SP International (together with Golden Dawn, the “Sellers”), Fortune Capital, Fancylight Limited (“Fancylight”), Yongke Xue (“Xue,” and collectively with Fortune Capital and Fancylight, the “Parent”), Future World Investment Holding Limited (the “Purchaser”) and Pei Lei (“Pei”), as the sole shareholder of the Purchaser, entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”). Pursuant to the Stock Purchase Agreement, the Purchaser agreed to purchase an aggregate of 256,356 shares of the Company’s common stock (the “Seller Shares”) from the Sellers for an aggregate base purchase price of US$5,352,721. The Agreement contains customary representations, warranties, and covenants by the Sellers, the Parent, and the Purchaser. Parent and the Sellers, on the one hand, and the Purchaser and Pei, on the other hand, agree to indemnify each other for material inaccuracies, breaches of representations and warranties, and material breaches of the Agreement. The consummation of the Agreement was contingent on the achievement of several conditions. Xue terminated the Stock Purchase Agreement in accordance with its terms due to the closing not being met, effective as of June 27, 2017.

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On March 10, 2016, the Company filed with the Florida Secretary of State’s office an amendment to its Articles of Incorporation. As a result of the Articles of Amendment, the Company authorized and approved an 1-for-8 reverse stock split of the Company’s authorized shares of common stock from 66,666,666 shares to 8,333,333 shares, accompanied by a corresponding decrease in the Company’s issued and outstanding shares of common stock (the “Reverse Stock Split”). The common stock continues have a par value of $0.001, and no changes were made to the number of authorized preferred shares of the Company, which remains as 10,000,000, none of which have been issued. The amendment to the Articles of Incorporation of the Company took effect on March 16, 2016. The share numbers in the above description have been adjusted to reflect the post-split amounts of shares.

Equity Compensation Plan

The following table sets forth information as of December 31, 2016, with respect to our equity compensation plans previously approved by shareholders and equity compensation plans not previously approved by shareholders.

	Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights			Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)			I
Equity compensation plans approved by shareholders (1)	N/A	$	N/A	(2)	312,500
Equity compensation plans not approved by shareholders	N/A	$	N/A		--
Total	N/A	$	N/A		312,500

(1)	Consists of 500,000 shares remaining available for future issuance under the Stock Incentive Plan, which was approved by the Company’s shareholders at its annual meeting on August 18, 2011, and 2,000,000 shares remaining for future issuance under the SkyPeople Fruit Juice, Inc. Omnibus Equity Plan. All share amounts have been adjusted to reflect the Reverse Stock Split.

(2)	The exercise price of options granted and stock appreciation rights under the Plan may be no less than the fair market value of the Company’s Stock on the date of grant. Because no options were outstanding under the plans as of December 31, 2016, the weighted-average exercise price is not available.

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COMPENSATION

Summary Compensation of Named Executive Officers

Our chief executive officers do not receive any compensation for serving as chief executive officers of the Company. However, except for our CEO, the remaining executive officers are compensated by and through SkyPeople (China). Our former CEO, Yongke Xue, has not received any compensation from us or any of our subsidiaries for his services in the past three years. The following table sets forth information concerning cash and non-cash compensation paid by the Company or SkyPeople (China) to our named executive officers for 2016 and 2015, respectively.

Name and Principal Position	Year Ended	Salary ($)	Bonus ($)	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Yongke Xue (1)	12/31/2016	-	-	-	-	-	-	-	-
Yongke Xue (1)	12/31/2015	-	-	-	-	-	-	-	-

Hongke Xue (1)	12/31/2016	-	-	-	-	-	-	-	-
Hongke Xue (1)	12/31/2015	-	-	-	-	-	-	-	-

Hanjun Zheng(2)	12/31/2016	$12,352	-	-	-	-	-	-	$11,662
	12/31/2015	$11,721	-	-	-	-	-	-	$11,721

(1)	Mr. Yongke Xue resigned as CEO of the Company on February 18, 2013 and Mr. Hongke Xue was appointed as the CEO of the Company at the same time. Mr. Hongke Xue resigned as CEO on December 24, 2014, and Mr. Yongke Xue was reappointed as the CEO of the Company at the same time. Mr. Yongke Xue again resigned as CEO on September 2, 2016, and Mr. Hongke Xue was appointed to the same position at that time.

(2)	Mr. Hanjun Zheng was appointed by the Board as Interim Chief Financial Officer on November 27, 2015.

Outstanding Equity Awards at December 31, 2016

The following table presents certain information concerning outstanding equity awards held by each of our named executive officers at December 31, 2016.

Option Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date
Yongke Xue	-	-	-	-	-
Hongke Xue	-	-	-	-	-
Hanjun Zheng	-	-	-	-	-

Compensation of Directors

Our directors did not receive compensation for their service on the board of directors for 2006 and 2007. Starting in 2008, we began (i) paying each of our nonemployee directors residing in the United States an annual fee of $25,000, (ii) reimbursing our directors for actual, reasonable and customary expenses incurred in connection with the performance of their duties as board members and (iii) paying the chairman of our audit committee a fee of $25,000 for his or her service as chairman.

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There was no change to the compensation to our directors in 2016. The following table sets forth information concerning cash and non-cash compensation paid by us to our directors during 2016.

Name	Fees Paid in Cash ($)	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Yongke Xue	—	—	—	—	—	—	—
Hongke Xue	—	—	—	—	—	—	—
Guolin Wang(1)	$8,850	—	—	—	—	—	$8,850
Fuyou Li(2)	$8,850	—	—	—	—	—	$8,850
Johnson Lau (3)	$25,000	—	—	—	—	—	$25,000

(1)	On April 7, 2008, the Company’s Board of Directors appointed Mr. Guolin Wang as a member of the Board of Directors and a member of both the audit committee and compensation committee. Mr. Wang is entitled to US$8,850 per annum as compensation for his services as a director of Future FinTech.

(2)	On May 8, 2015, the Company’s Board of Directors appointed Mr. Fuyou Li as a member of the Board of Directors and a member of both the audit committee and compensation committee. Mr. Li is entitled for US$8,850 per annum as compensation for his service as director of Future FinTech.

(3)	On December 23, 2014, the Board appointed Johnson Lau as a member of the Board of Directors of the Company and also the Chairman of audit and compensation committees of the Board. Mr. Lau is entitled for US$25,000 per annum as compensation for his services as the Chairman of the audit committee of Future FinTech.

REQUIREMENTS, INCLUDING DEADLINES, FOR SUBMISSION OF PROXY PROPOSALS,
NOMINATION OF DIRECTORS AND OTHER BUSINESS OF SHAREHOLDERS

To be considered for inclusion in our proxy solicitation materials for the 2018 Annual Meeting of Shareholders, a shareholder proposal must be received by our Corporate Secretary at our principal executive offices no later than March 2, 2018, which is 120 calendar days before the one-year anniversary of the date on which the Company first mailed this Proxy Statement.

The independent directors will consider candidates for election as a director recommended by any shareholder of the Company who has held the Company’s Common Stock for at least one year and who holds a minimum of 1% of the Company’s outstanding shares. The recommending shareholder must submit the following:

●	a detailed resume of the recommended candidate;

●	an explanation of the reasons why the shareholder believes the recommended candidate is qualified for service on the Company’s Board;

●	such other information that would be required by the rules of the SEC to be included in a proxy statement;

●	the written consent of the recommended candidate;

●	a description of any arrangements or undertakings between the shareholder and the recommended candidate regarding the nomination; and

●	proof of the recommending shareholder’s stock holdings in the Company.

Recommendations from shareholders which are received after the deadline set forth in the Company’s most recent proxy statement, for a shareholder proposal to be considered for inclusion in the Company’s proxy statement for the next Annual Meeting, likely will not be considered timely for consideration by the Board for the following year’s Annual Meeting.

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PROPOSAL 2 – RATIFICATION OF THE AUDIT COMMITTEE’S SELECTION OF THE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On December 31, 2014, the Company engaged Armanino LLP (“Armanino”) to serve as its independent registered public accounting firm with immediate effect, and Armanino performed and rendered the audit of the Company’s financial statements for the fiscal year ended December 31, 2014. Armanino's reports on the Company’s financial statements for the year ended December 31, 2014 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. The decision to engage Armanino as the Company’s independent registered public accounting firm was recommended by the Audit Committee and approved by the Board on December 30, 2014.

On April 12, 2016, the Audit Committee of the Board of Directors of the Company dismissed Armanino as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2015, effectively immediately. During the Company’s fiscal years ended December 31, 2014 and the subsequent periods through the effective date of the dismissal of Armanino, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure or auditing scope of procedure, which disagreement, if not resolved to the satisfaction of Armanino, would have caused Armanino to make reference thereto in its reports on the Company’s consolidated financial statements for such periods. There have been no reportable events as provided in Item 304(a)(1)(v) of Regulation S-K during the Company’s fiscal year ended December 31, 2014 and any subsequent interim period, including the interim period up to and including the effective date of the dismissal of Armanino.

On April 12, 2016, the Audit Committee approved the engagement of Wei, Wei & Co., LLP (“Wei & Wei”) as the Company’s independent registered public accounting firm, effective immediately. The Audit Committee also approved Wei & Wei to act as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015 and December 31, 2016.

On September 19, 2016, the Company received a letter from Wei & Wei stating that it would cease its services as the independent registered public accounting firm of the Company, effective from September 19, 2016. During the period of Wei & Wei’s engagement, there were no disagreements between the Company and Wei & Wei on matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to satisfaction of Wei & Wei, would have caused Wei & Wei to make reference thereto in its reports on the Company’s consolidated financial statements for such periods. There were no reportable events as provided in Item 304(a)(1)(v) of Regulation S-K during the term of the engagement.

On September 22, 2016, the Audit Committee of Board of Directors of the Company approved the engagement of Wang Certified Public Accountant, P.C. (previously known as Jia Roger Qian Wang, CPA) (“Roger Wang CPA”) as the Company’s independent registered public accounting firm, effectively immediately. The Audit Committee, in accordance with its charter and authority delegated to it by the Board, has appointed Roger Wang CPA to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2017. The Audit Committee considers Roger Wang CPA to be well qualified. We are asking the shareholders to ratify the selection of Roger Wang CPA as our independent registered accounting firm. If the shareholders do not ratify the appointment of Roger Wang CPA, the Audit committee will reconsider the appointment. Even if the selection is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders. At the time of mailing this Proxy Statement, the Company does not anticipate that any representatives of Roger Wang CPA will be present, by phone or in person, at the 2017 Annual Meeting, and accordingly, will not be available to respond to questions at the meeting. Should a representative of Roger Wang CPA be available and desire to make a statement either in person or by telephone at our 2017 Annual Meeting, they will have the opportunity to do so. The Audit Committee also approved Roger Wang CPA to act as the Company’s independent registered public accounting firm for the fiscal years ending December 31, 2015 and 2016.

The affirmative vote of the holders of a majority of the Company’s common stock present in person or represented by proxy at the Annual Meeting is necessary for ratification of the selection of Roger Wang CPA as our independent registered public accounting firm.

18

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF
WANG CERTIFIED PUBLIC ACCOUNTANT, P.C., AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES

The following table shows the fees that we paid or accrued for audit and other services for fiscal years 2016 and 2015. All of the services described in the following fee table were approved in conformity with the audit committee’s pre-approval process.

	2016	2015
Audit Fees	$205,000	$321,113
Tax Fees	6,000	10,714
All Other Fees	—	—
Total	$211,000	$331,827

Audit Fees

The amounts set forth opposite “Audit Fees” above reflect the aggregate fees billed or billable by Roger Wang CPA, Armanino, and Wei & Wei.

Roger Wang CPA succeeded to the registration status of its predecessor firm named as Jia Roger Qian Wang, CPA in PCAOB in March, 2017. Roger Wang CPA has provided professional services for the audit of our fiscal 2016 and 2015 annual financial statements, respectively.

Roger Wang CPA provided professional services for the audit of our fiscal year 2016 financial statements and $160,000 was billed for the audit of consolidated financial statements for fiscal 2016, the quarterly review fees $45,000 was billed for 2016 quarterly financial reports.

Roger Wang CPA provided professional services for the audit of our fiscal year 2015 financial statements and $100,000 was billed for the audit of consolidated financial statements for fiscal 2015.

The Company engaged Wei & Wei during the period from April 12, 2016 to September 19, 2016 (the “Engagement Period”), and paid a total of $145,538. During the Engagement Period, Wei & Wei did not issue any reports on the Company’s consolidated financial statements, and there were no disagreements between the Company and Wei & Wei on matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures. During 2016, the company paid $60,700 to Armanino for audit services provided for fiscal year 2015. Armanino did not issue any reports on the Company’s consolidated financial statements for fiscal year 2015, and there were no disagreements between the Company and Armanino on matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures.

Tax Fees

The amounts set forth opposite “Tax Fees” above reflect the aggregate fees billed for fiscal 2016 and 2015 for professional services rendered for tax compliance and return preparation. The compliance and return preparation services consisted of the preparation of original and amended tax returns and support during the income tax audit or inquiries.

The Board audit committee’s policy is to pre-approve all audit services and all non-audit services that our independent accountants are permitted to perform for us under applicable federal securities regulations. The audit committee’s policy utilizes an annual review and general pre-approval of certain categories of specified services that may be provided by the independent accountant, up to pre-determined fee levels. Any proposed services not qualifying as a pre-approved specified service, and pre-approved services exceeding the pre-determined fee levels, require further specific pre-approval by the audit committee. The audit committee has delegated to the Chairman of the audit committee the authority to pre-approve audit and non-audit services proposed to be performed by the independent accountants. Our audit committee was established in April 2008. Therefore, all the services provided by our auditors in fiscal years 2016 and 2015 were pre-approved by the audit committee.

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ADDITIONAL MEETING INFORMATION

Proxy Solicitation

The cost of soliciting proxies for the Annual Meeting will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Directors, officers and regular employees of the Company may, for no additional compensation, also solicit proxies personally or by telephone, electronic transmission, telegram or special letter.

Annual Report

The Company’s Annual Report to Shareholders for fiscal year 2016 is being mailed with this Proxy Statement to shareholders entitled to notice of the Annual Meeting. The Annual Report includes the consolidated financial statements, unaudited selected consolidated financial data and management’s discussion and analysis of financial condition and results of operations.

Upon the written request of any shareholder, the Company will provide, without charge, a copy of the Company’s Annual Report on Form 10-K filed with the Commission for the fiscal year ended December 31, 2016. This request should be directed to the Corporate Secretary, 16F, China Development Bank Tower, No.2, Gaoxin 1st RD, Xi’an, Shaanxi, China, 710075.

OTHER MATTERS

The shareholders and any other persons who would like to communicate with the Board can access the Company’s website, www.ftft.top, and fill in the contact form for any enquiries or information. The form will be sent directly to the Secretary and the communications for specified individual directors of the Board will be given to them personally by the Secretary. In addition, the contact number is listed on the website and messages will be passed to the Board accordingly.

At this time, the Board knows of no other business that will come before the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the persons named as proxies will vote on them in accordance with their best judgment.

By Order of the Board of Directors

/s/ Hongke Xue
Hongke Xue
Chief Executive Officer
November 6, 2017

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YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

FUTURE FINTECH GROUP INC.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on December 27, 2017.

INTERNET/MOBILE — www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

Please mark your votes like this **X**

The Board of Directors recommends that you vote FOR each of the director nominees listed below.

Nominees

(01) Yongke Xue
(02) Hongke Xue
(03) Guolin Wang
(04) Johnson Lau
(05) Fuyou Li

FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the following line:

____

The Board of Directors recommends you vote FOR Proposal 2:

FOR	AGAINST	ABSTAIN
☐	☐	☐

NOTE: The proxyholders are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof.

Please indicate if you plan to attend this meeting.

YES	NO
☐	☐

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CONTROL NUMBER

Signature______________________________ Signature______________________________ Date____________, 2017.

Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held December 28, 2017.

The Proxy Statement and our 2016 Annual Report to Stockholders are available at http://www.cstproxy.com/futurefintechgroupinc/2017

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

FUTURE FINTECH GROUP INC.

The undersigned hereby appoints Hongke Xue and Hanjun Zheng, or either of them, as the undersigned's true and lawful agents and proxies with full power of substitution to represent the undersigned at the Annual Meeting of Stockholders of Future FinTech Group Inc., to be held at 16F, China Development Bank Tower, No.2, Gaoxin 1st Road, Xi'an, Shaanxi, China, on Monday, December 28, 2017 at 10:00 A.M., local time and at any adjournments thereof, and to vote all shares that the undersigned is entitled to vote thereat, on all matters coming before said meeting. The undersigned directs that the undersigned's proxy be voted as follows:

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES FOR DIRECTORS LISTED IN ITEM 1, AND "FOR" THE PROPOSAL DESCRIBED IN ITEM 2. THE PROXYHOLDERS, IN THEIR DISCRETION, ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Continued and to be marked, dated and signed, on the reverse side